SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


Date of Report      6/02/97


                             ARROW TRANSPORTATION CO.


      Oregon                    0-21922            93-1103182
(State of Incorporation) (Commission File Number)    (IRS
                                             Employer I.D. No.)

10145 North Portland Road, Portland, Oregon 97062

Registrant's telephone number:   (503) 286-3661

1. On June 2, 1997, Arrow's wholly-owned operating subsidiary, Arrow Transportation Co. of Delaware, filed a petition for bankruptcy under Chapter 11 of the United States Bankruptcy Code in the United States District Court for the District of Oregon. The company is operating as a debtor-in-possession subject to the jurisdiction of that court.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ARROW TRANSPORTATION CO.


Date:  June 2, 1997                   By /s/William J. Stanners, Jr.
                                         ---------------------------
                                         William J. Stanners, Jr.
                                         Senior Vice President and
                                           Chief Financial Officer